UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022
_______________________________
DOVER CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________________

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)
 ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

During the three-month period ended June 30, 2022, Dover Corporation (the “Company”) changed the segment measure of profit and loss used by management to segment earnings, defined as earnings before purchase accounting expenses, restructuring and other costs/benefits, gain/loss on dispositions, loss on assets held for sale, corporate expenses/other, interest expense, interest income, and provision for income taxes. Segment earnings is used by management to evaluate segment performance and allocate resources. Previously, management used segment earnings (EBIT), defined as earnings before corporate expenses/other, interest expense, interest income and provision for income taxes. This change in segment measure allows the Company to better assess operating results over time and is consistent with how management evaluates the businesses.

Annual unaudited financial information reflecting the Company’s segment earnings for full years 2019, 2020 and 2021 and quarterly unaudited financial information for 2019, 2020, 2021 and year-to-date 2022 are attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover’s filings with the SEC under the Securities Act of 1933, as amended.

The change in segment measure referenced herein affects only the manner in which the Company’s segment results were previously reported. It does not revise the Company's consolidated financial statements for any previously reported period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

99.1 Annual unaudited financial information reflecting the Company's segment earnings for full years 2019, 2020, 2021 and quarterly unaudited financial information for 2019, 2020, 2021, and year-to-date 2022.

104 Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 30, 2022	DOVER CORPORATION
(Registrant)

		By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary